SECTION 906 CERTIFICATION

                  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

TAX EXEMPT LONG-TERM FUND SHARES            CALIFORNIA BOND FUND SHARES
TAX EXEMPT LONG-TERM FUND ADVISER SHARES    CALIFORNIA BOND FUND ADVISER SHARES
TAX EXEMPT SHORT-TERM FUND SHARES           CALIFORNIA MONEY MARKET FUND
TAX EXEMPT SHORT-TERM FUND ADVISER SHARES   NEW YORK BOND FUND SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND SHARES    NEW YORK BOND FUND ADVISER SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND           NEW YORK MONEY MARKET FUND
     ADVISER SHARES                         VIRGINIA BOND FUND SHARES
TAX EXEMPT MONEY MARKET FUND                VIRGINIA BOND FUND ADVISER SHARES
                                            VIRGINIA MONEY MARKET FUND

In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2014, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:   11/21/2014                         /s/ DANIEL S. MCNAMARA
       ________________                    ___________________________________
                                           Daniel S. McNamara
                                           President




                           SECTION 906 CERTIFICATION

                   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


TAX EXEMPT LONG-TERM FUND SHARES            CALIFORNIA BOND FUND SHARES
TAX EXEMPT LONG-TERM FUND ADVISER SHARES    CALIFORNIA BOND FUND ADVISER SHARES
TAX EXEMPT SHORT-TERM FUND SHARES           CALIFORNIA MONEY MARKET FUND
TAX EXEMPT SHORT-TERM FUND ADVISER SHARES   NEW YORK BOND FUND SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND SHARES    NEW YORK BOND FUND ADVISER SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND           NEW YORK MONEY MARKET FUND
     ADVISER SHARES                         VIRGINIA BOND FUND SHARES
TAX EXEMPT MONEY MARKET FUND                VIRGINIA BOND FUND ADVISER SHARES
                                            VIRGINIA MONEY MARKET FUND

In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2014, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:     11/20/2014                     /s/ ROBERTO GALINDO, JR.
        ________________                 __________________________________
                                         Roberto Galindo, Jr.
                                         Treasurer